Andrew Lane Chairman, President & CEO MRC Global Inc. // William Blair Growth Stock Conference June 12, 2012 Exhibit 99.1

William Blair 2012

Forward Looking Statements and GAAP Disclaimer
This presentation contains forward-looking statements, including, for example, statements about the Company’s business strategy, its industry, its future profitability, growth in the Company’s various markets, the strength of future activity levels, and the Company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions. These forward-looking statements are not guarantees of future performance. These statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. For a discussion of key risk factors, please see the risk factors disclosed in the Company’s registration statement on Form S-1 effective April 11, 2012, related to our common stock, and our Quarterly Statement on Form 10-Q for the quarter ended March 31, 2012, both of which are available on the SEC’s website at
www.sec.gov.
Undue reliance should not be placed on the Company’s forward-looking statements. Although forward-looking statements reflect the Company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.
Statement Regarding use of Non-GAAP Measures:
The Non-GAAP financial measures contained in this presentation (including, without limitation, EBITDA, Adjusted EBITDA,
Adjusted EBITDA Margin, Adjusted Gross Profit, Return on Net Assets (RONA) and variations thereof) are not measures of financial performance calculated in accordance with GAAP and should not be considered as alternatives to net income (loss) or any other performance measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity. They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP, or as alternative measures of liquidity. Management believes that certain non-GAAP financial measures provide a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide financial statement users meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. The adjustments and Adjusted EBITDA are based on currently available information and certain adjustments that we believe are reasonable and are presented as an aid in understanding our operating results. They are not necessarily indicative of future results of operations that may be obtained by the Company.

By the Numbers Industry Sectors Product Categories Business Model
2011 Sales $4.83 B Upstream Line Pipe / OCTG
Locations 410+
Countries 18 Midstream Valves
Customers 12,000+
Suppliers 12,000+
Downstream/
Industrial
Fittings / Flanges
SKU’s 150,000+
Employees 4,400+
MRC is the largest global distributor of pipe, valves and fittings (PVF) to the energy industry.
Company Snapshot
International
7%
Canada
13%
MRO
66%
Projects
34%
U.S.
80%
William Blair 2012

MRC
Global Supplier of Choice

McJunkin
CORPORATION
RED MAN
PIPE AND SUPPLY COMPANY
MRC
Global Supplier of Choice
LaBarge
Transmark Fcx
DRESSER
VSC
NYSE
SPF
STS
FORTUNE
500

Founded
1921
1989
Acquires
Appalachian
Pipe & Supply
2007
Goldman Sachs
Capital Partners
Strategic
Investment
1977
Founded
2005
Acquires
Midfield
Supply
2008
MRC
acquires
LaBarge
2007
Merger of
McJunkin
and Red Man
to form
MRC
2009
MRC opens
Houston HQ
2009
MRC
acquires
Transmark
2010
MRC
acquires
South
Texas
Supply
2010
MRC
acquires
Dresser
Oil Tools
2011
MRC
acquires
SPF
2011
MRC
acquires
VSC
2012
MRC
acquires
OneSteel
Piping
Systems
2012
MRC
Global
IPO;
begins
trading
on NYSE
MRC’s 91 Year History  //  The Road to the Fortune 500
2012
MRC
signs the
industry’s
first global
valve
contract with
Shell
2012
MRC
listed on
Fortune 500
William Blair 2012

MRC
Global Supplier of Choice®

USS
Tenaris
CAMERON
IPSCO
FLOWSERVE
BALON
STUPP CORPORATION
BONNEY FORGE
voestalpine

MRC®
Global Supplier of Choice®

Chevron
bp
Shell
dcp Midstream
Canadian Natural
Marathon Petroleum Corporation
ConocoPhillips
Chesapeake ENERGY

MRC plays a critical role in the complex, technical, global energy supply chain.
Business Model
CUSTOMERS SUPPLIERS
William Blair 2012
5
Access to over 12,000+
customers
Manufacturing and scale
efficiencies
Leverage MRC’s technical
sales force
Supplier Benefits Mutual Benefits
Trusted long-term partnerships
Financial stability
MRC Approved Supplier List /
Quality Program
Customer Benefits
Access to over 12,000+ suppliers
worldwide
Efficiencies and inventory
management
Access to a broad product offering
($1B+ inventory)
Access to a global sourcing from 35
countries

MRC
Global Supplier of Choice

Midstream 26%
Downstream 27%
Other Industrial
Upstream 47%

William Blair 2012

By Geography
Note: Business mix based on 2011 sales
By Product Line
MRC is diversified by geography, industry sector, and product line.
MRC Diversification
Drilling &
Completion
Tubulars
17%
Production
Infrastructure,
Materials &
Supplies
30%
International
7%
Chemical
9%
Transmission
17%
Gas
Utility
9%
Refining
9%
Other /
Industrial
9%
By Industry Sector
Western
US
24%
Gulf
Coast
28%
Eastern
US
28%
Canada
13% Other
20%
OCTG
17%
Valves
24%
Line
Pipe
21%
Fittings
&
Flanges
18%

MRC
Global Supplier of Choice

North America Shales
MRC Branches
Corporate Headquarters
Regional Distribution Centers
Valve Automation Centers

William Blair 2012

Well positioned to capitalize on shale, heavy oil and oil sands activity.
North America E&P spending to grow 6% in 2012*.
*  Barclays Equity Research
North America Core Business Model
North American Infrastructure
• 175+ Branches
• 160+ Pipe Yards
• 7 Regional Distribution Centers
• 12 Valve Automation Centers
Horn River
Montney
Duvernay
Bakken
Niobrara
Monterey
Mississippian
Lime
Granite Washington
Woodford
Fayetteville
Barnett Haynesville Permian Basin
Eagle Ford
Utica
Marcellus

William Blair 2012

International E&P spending forecast to grow 12% in 2012*.
International Growth Model
*  Barclays Equity Research
MRC Branches / Locations
Regional Distribution Centers
Valve Automation Centers
40+ Branches
Regional Distribution Centers in
UK, Singapore and Australia
10 Valve Automation Centers
Expanding International Presence
2 Pipe Yards

MRC
Global Supplier of Choice

Capital Spending ($'s in Billions)

Thousand Barrels / Stream Days
Scheduled for Turnaround Activity

2005A-2008A
CAGR:6%
2008A-2010A
CAGR:(24%)
2010A-2016E
CAGR:5%
21,309
21,228
22,272
25,233
14,112
14,708
19,369
16,619
17,376
18,362
18,704
19,447

William Blair 2012

Strong Growth in Global E&P Spending
Source: Barclays 2012 E&P Spending Outlook Mid Year Update.
Positive Trends
U.S. Additions to Natural Gas Pipelines
U.S. Aging Infrastructure / New Legislation to
Drive Pipeline Replacement
Source: Pipeline Safety and Hazardous Materials Administration, Wall Street Journal, for Top 10 states by pipeline mileage
Source: ICF International, North American Midstream Infrastructure Through 2035 – A Secure Energy Future,
Prepared for the INGAA Foundation, June 28, 2011
0
100
200
300
400
500
600
700
800
900
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Actual         Estimates
Outside
North
America
Canada
Built After
1970
37%
Built
Before
1970
63%
444
548
688
1,193
1,126
2009A
2010A 2011E
2012E 2013E
2005A 2007A 2009A 2011E 2013E 2015E 2016E 2006A 2008A 2010A 2012E 2014E
U.S.
U.S. Refining Turnaround Activity
Source: Industrial Info Resource, Inc.  Based on quarterly average planned unit outages.

William Blair 2012

Global
Procurement
Today
10 – 15 Years Ago Next 1 to 5 Years
Consolidating energy industry benefits global players.
Changing PVF Energy Distribution Landscape
• Pipe
• Valves
• Fittings
• Flanges
• Supplies
• Upstream
• Midstream
• Downstream
• Purchasing more
consolidated
• Contracts by end
segment:
• Contracts cover PVF
• Customers align with
• PVF purchasing
handled locally
• Facility-by-facility
basis
• Separate contracts
by product class:
suppliers with size/scale
Global upstream /
midstream /
downstream PVF
contracts
Decentralized
Procurement
Centralized
Procurement

William Blair 2012

MRC & Shell  //  Global Valve Contract for MRO & Projects
Industry’s first global valve and combined North American PFF contract.
Shell has one of the top 5 global CAPEX budgets
Deepwater
GOM
NA Tight Gas
& Liquids
Brazil
Offshore
BC-10
West
Africa
Future
Middle
East
RDC
FLNG
/ LNG
Oceania
Sakhalin
Shell
Offshore
Coal Bed
Methane
Cracker Unit
Pittsburgh, PA
China
Tight Gas
Tar Sands
Kashagan
Ph1
LNG /
GTL
North America
Includes PFF
LNG
Salym
Development
Alaska
Offshore

William Blair 2012

Increasing MRC Shareholder Value
Growth Efficiency / Profitability
Organic Growth
Increase Returns on
Working Capital Investment
Optimize Cost of Capital
• North American shale activity
• Midstream infrastructure
• Downstream – refining turnaround
activity and resurgence in
petrochemical activity
• Australia – new PVF leadership
position
• Optimize inventory mix
• Global sourcing
• Focus on higher margin
products
• Maximize profitability in
Australia as integration of
recent acquisitions is
completed
• Target leverage at
2.0x – 3.0x
• Reduce overall cost
of debt
Acquisitions
• International geographic extensions
• Valve & actuation
• North American region / shale bolt-ons
Revenue Growth:
Target 10% to 12% per year
Organic: 8% to 9%
Acquisitions: 2% to 3%
Adjusted EBITDA Margin Improvement
8.0 to 8.5%      in near term
9.0 to 9.5%      in mid term
10+%           in 5 years

MRC
Global Supplier of Choice

Date	Acquisition	Rationale	Region	Revenue[1]
Oct-08	LaBarge	Midstream	U.S.	$233
Oct-09	Transmark	International MRO Platform	Europe and Asia	346
May-10	South Texas Supply	Eagle Ford	U.S.	9
Aug-10	Dresser Oil Tools Supply	Bakken	U.S.	13
Jun-11	SPF	Australia / SE Asia Projects	Australia	91
Jul-11	VSC	Valve Automation	U.S.	13
Mar-12	OneSteel Piping Systems	Australia PVF MRO	Australia	174
Jun-12	Chaparral Supply (close June 2012)	Mississippian Lime MRO	U.S.	40 (est[2])
Total				**$920**

Reflects reported revenues for the year of acquisition
Estimate based on supply agreement with SandRidge Energy (close in June 2012)
(US$ in millions)
Track Record of Successful M&A
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13
1
2
MRC has completed and successfully acquired $920 million of revenues since mid 2008.

600,000
500,000
400,000
300,000
200,000
100,000
-
2009
2010
2011
2012A

$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
Millions
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11

600,000
500,000
400,000
300,000
200,000
100,000
-
2009
2010
2011
2012A

$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
Millions
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11

Strategic investments in shale plays driving North America Growth.
Eagle Ford Rig: Stephens
Eagle Ford Sales: MRC data
Eagle Ford Production: www.rrc.state.tx.us; 2012
Annualized
Bakken Production MRC Investment in the Bakken MRC Sales in the Bakken
August 2010
Acquisition – Dresser Oil Tools &
Supply
January 2012
Opened Regional Distribution
Center in Cheyenne, WY
Strategic Investments to Capitalize on Shale Growth
Bakken Rig: Stephens
Bakken Sales: MRC data
Bakken Production: MidstreamBusiness.com, "Bakken's
Rapid Ascent”2012 Annualized
Eagle Ford Production MRC Investment in the Eagle Ford MRC Sales in the Eagle Ford
May 2010
Acquisition – South Texas Supply
March 2011
Opened Regional Distribution
Center in San Antonio, TX
William Blair 2012

William Blair 2012

Sales Adjusted Gross Profit and % Margin
Source:  Company management
RONA calculation = Adjusted EBITDA divided by the sum of accounts receivable, inventory (plus the LIFO reserve), and PP&E less accounts payable.
Adjusted EBITDA and % Margin Return on Net Assets (RONA)
Strong growth and improving profitability.
Y-o-Y Growth 26% 39% Y-o-Y Growth 28% 49%
Y-o-Y Growth 61% 92%
(US$ in millions)
Financial Trends
5.8%
7.5%
6.0%
8.3%
$ 3,846
$4,832
$992
$1,383
2010
2011
1Q2011 1Q2012
$663
$850
$174
$260
2010 2011 1Q2011 1Q2012
$224
$361
$60
$115
2010 2011 1Q2011 1Q2012
19.6%
24.1%
20.4%
28.2%
2010 2011 1Q2011 1Q2012
17.2%
17.6%
17.5%
18.8%

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16

¹ As of May 31, 2012
2
Proforma for IPO
First Quarter Update
Year Over Year Results
In Millions, except per share data
1Q
2012
1Q
2011
Sales $ 1,383 $    992
39%
Cost of sales 1,146 845
Gross profit 237 147
SG&A 146 117
Operating income 90 30
Net income $      38
$      (1)
EPS $   0.44
$ (0.01)
Adjusted EBITDA $    115 $      60
92%
Adjusted EBITDA% 8.3% 6.0%
Full Year 2012 Outlook
¹
Sales $5.4 to $5.6 billion
Adjusted EBITDA 8.0% to 8.5% of sales
Capital Structure
²
April 2012 IPO with net proceeds of $334 million
Total Debt $1.278 billion
Net Debt / Adjusted EBITDA 2.9X